EXHIBIT 25.1


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned hereby  constitutes and appoints BURTON E. BROOME,  SHIRLEY
H. BUCCIERI and ROBERT D. MYERS, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to 500,000 shares of Common Stock of Transamerica Corporation issuable under the Transamerica Corporation Dividend Reinvestment Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof. This power of attorney shall be effective on and after September 22, 1995.

     IN WITNESS WHEREOF, I affix my signature below.


                                             /s/  JAMES R. HARVEY
                                        ---------------------------------------
                                                  James R. Harvey

Date: September 13, 1995

                                                                    EXHIBIT 25.1


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned hereby  constitutes and appoints BURTON E. BROOME,  SHIRLEY
H. BUCCIERI and ROBERT D. MYERS, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to 500,000 shares of Common Stock of Transamerica Corporation issuable under the Transamerica Corporation Dividend Reinvestment Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof. This power of attorney shall be effective on and after September 22, 1995.

     IN WITNESS WHEREOF, I affix my signature below.


                                             /s/     MYRON DUBAIN
                                        ---------------------------------------
                                                     Myron DuBain

Date: September 19, 1995

                                                                    EXHIBIT 25.1


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned hereby  constitutes and appoints BURTON E. BROOME,  SHIRLEY
H. BUCCIERI and ROBERT D. MYERS, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to 500,000 shares of Common Stock of Transamerica Corporation issuable under the Transamerica Corporation Dividend Reinvestment Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof. This power of attorney shall be effective on and after September 22, 1995.

     IN WITNESS WHEREOF, I affix my signature below.


                                             /s/  SAMUEL L. GINN
                                        ---------------------------------------
                                                  Samuel L. Ginn

Date: September 21, 1995

                                                                    EXHIBIT 25.1


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned hereby  constitutes and appoints BURTON E. BROOME,  SHIRLEY
H. BUCCIERI and ROBERT D. MYERS, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to 500,000 shares of Common Stock of Transamerica Corporation issuable under the Transamerica Corporation Dividend Reinvestment Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof. This power of attorney shall be effective on and after September 22, 1995.

     IN WITNESS WHEREOF, I affix my signature below.


                                             /s/  FRANK C. HERRINGER
                                        ---------------------------------------
                                                  Frank C. Herringer

Date: September 14, 1995

                                                                    EXHIBIT 25.1


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned hereby  constitutes and appoints BURTON E. BROOME,  SHIRLEY
H. BUCCIERI and ROBERT D. MYERS, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to 500,000 shares of Common Stock of Transamerica Corporation issuable under the Transamerica Corporation Dividend Reinvestment Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof. This power of attorney shall be effective on and after September 22, 1995.

     IN WITNESS WHEREOF, I affix my signature below.


                                             /s/  GORDON E. MOORE
                                        ---------------------------------------
                                                  Gordon E. Moore

Date: September 21, 1995

                                                                    EXHIBIT 25.1


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned hereby  constitutes and appoints BURTON E. BROOME,  SHIRLEY
H. BUCCIERI and ROBERT D. MYERS, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to 500,000 shares of Common Stock of Transamerica Corporation issuable under the Transamerica Corporation Dividend Reinvestment Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof. This power of attorney shall be effective on and after September 22, 1995.

     IN WITNESS WHEREOF, I affix my signature below.


                                             /s/     TONI REMBE
                                        ---------------------------------------
                                                     Toni Rembe

Date: September 19, 1995

                                                                    EXHIBIT 25.1


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned hereby  constitutes and appoints BURTON E. BROOME,  SHIRLEY
H. BUCCIERI and ROBERT D. MYERS, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to 500,000 shares of Common Stock of Transamerica Corporation issuable under the Transamerica Corporation Dividend Reinvestment Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof. This power of attorney shall be effective on and after September 22, 1995.

     IN WITNESS WHEREOF, I affix my signature below.


                                             /s/  CONDOLEEZZA RICE
                                        ---------------------------------------
                                                  Condoleezza Rice

Date: September 21, 1995

                                                                    EXHIBIT 25.1


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned hereby  constitutes and appoints BURTON E. BROOME,  SHIRLEY
H. BUCCIERI and ROBERT D. MYERS, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to 500,000 shares of Common Stock of Transamerica Corporation issuable under the Transamerica Corporation Dividend Reinvestment Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof. This power of attorney shall be effective on and after September 22, 1995.

     IN WITNESS WHEREOF, I affix my signature below.


                                             /s/  CHARLES R. SCHWAB
                                        ---------------------------------------
                                                  Charles R. Schwab

Date: September 21, 1995

                                                                    EXHIBIT 25.1


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned hereby  constitutes and appoints BURTON E. BROOME,  SHIRLEY
H. BUCCIERI and ROBERT D. MYERS, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to 500,000 shares of Common Stock of Transamerica Corporation issuable under the Transamerica Corporation Dividend Reinvestment Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof. This power of attorney shall be effective on and after September 22, 1995.

     IN WITNESS WHEREOF, I affix my signature below.


                                             /s/   FORREST N. SHUMWAY
                                        ---------------------------------------
                                                   Forrest N. Shumway

Date: September 21, 1995

                                                                    EXHIBIT 25.1


                               POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS:

     The undersigned hereby  constitutes and appoints BURTON E. BROOME,  SHIRLEY
H. BUCCIERI and ROBERT D. MYERS, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 relating to 500,000 shares of Common Stock of Transamerica Corporation issuable under the Transamerica Corporation Dividend Reinvestment Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof. This power of attorney shall be effective on and after September 22, 1995.

     IN WITNESS WHEREOF, I affix my signature below.


                                             /s/  PETER V. UEBERROTH
                                        ---------------------------------------
                                                  Peter V. Ueberroth

Date: September 21, 1995